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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 3, 2002


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                               AT HOME CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      000-22697                77-0408542
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
       incorporation)                                        Identification No.)

               One Waters Park Drive, Suite 160, San Mateo, CA        94403
                    (Address of principal executive offices)        (Zip Code)


                                 (650) 525-2930
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

         Attached hereto as Exhibit 99.1 and incorporated herein by reference is the At Home Corporation Monthly Operating Report filed with the U.S. Bankruptcy Court on September 3, 2002 for the period from July 1, 2002 to July 31, 2002. Copies of bank statements included in the Monthly Operating Report as filed with the U.S. Bankruptcy Court have been omitted herein.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit.

                  The following exhibit is filed as a part of this report:

Exhibit No.       Description
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99.1              At Home Corporation Monthly Operating Report for the Period
                  From July 1, 2002 to July 31, 2002.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AT HOME CORPORATION.



                                     By: /s/ Jacquelyn Crawford
                                         ---------------------------------------
                                         Jacquelyn Crawford
Date: September 10, 2002                 Treasurer


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                                INDEX OF EXHIBITS

Exhibit No.       Description
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99.1              At Home Corporation Monthly Operating Report for the Period
                  From July 1, 2002 to July 31, 2002.